                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14 (a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                MINERA ANDES INC.
                                -----------------
                (Name of Registrant as Specified in its Charter)

    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.
     (1)   Title of each class of securities to which transaction applies:
     (2)   Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
     (4)   Proposed maximum aggregate value of transaction:
     (5)   Total fee paid:
[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.
     (1)   Amount Previously Paid:
     (2)   Form, Schedule or Registration No.
     (3)   Filing Party:
     (4)   Date Filed:

                                MINERA ANDES INC.
                            3303 North Sullivan Road
                         Spokane, Washington, 99216 USA

                                     NOTICE
                                     ------

              OF THE ANNUAL GENERAL MEETING OF COMMON SHAREHOLDERS

TO THE SHAREHOLDERS:

TAKE NOTICE that an Annual General Meeting of the Shareholders of Minera Andes Inc. (the Corporation") will be held in the Main Boardroom at the offices of Minera Andes Inc. at 3303 North Sullivan Road at the hour of 10:00 a.m (Spokane time), on Friday, June 7, 2002, for the following purposes:

1. to receive and consider the annual report of the board of directors to the shareholders and the audited financial statements of the Corporation, for the fiscal year ended December 31, 2001, and the report of the Auditors thereon;

2.   to fix the number of directors to be elected for the ensuing year;

3.   to elect a Board of Directors for the ensuing year;

4. to appoint BDO Dunwoody LLP as Auditors for the ensuing year at remuneration to be fixed by the directors; and

5. to transact any such other business as may properly be brought before the Meeting or any adjournment thereof.

Shareholders who are unable to attend the Meeting in person are requested to date and sign the enclosed form of Instrument of Proxy and return it in the envelope provided for that purpose.

DATED at the City of Spokane, in the State of Washington, this 15th day of April, 2002.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 /s/ Allen V. Ambrose
                                 -----------------------------------------------
                                 Allen V. Ambrose, President

                                    IMPORTANT

It is desirable that as many shares as possible be represented at the meeting. If you do not expect to attend and would like your shares represented, please complete the enclosed instrument of proxy and return it as soon as possible in the envelope provided for that purpose. All proxies, to be valid, must be deposited at the office of the Registrar and Transfer Agent of the Corporation, Computershare Trust Company of Canada, 6th Floor, Western Gas Tower, 530 - 8th Avenue S.W., Calgary, Alberta, T2P 3S8, at least forty eight (48) hours prior to the meeting or any adjournment thereof.

                            [LOGO] MINERA ANDES
                                       INCORPORATED

                                    NOTICE OF

                                     - and -

                         MANAGEMENT INFORMATION CIRCULAR

                        FOR THE ANNUAL GENERAL MEETING OF
                             COMMON SHAREHOLDERS OF

                                MINERA ANDES INC.

                               DATED JUNE 7, 2002

THIS NOTICE AND MANAGEMENT INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF MINERA ANDES INC. OF PROXIES TO BE VOTED AT THE ANNUAL GENERAL MEETING OF ALL COMMON SHAREHOLDERS

                                 TO BE HELD AT:

                                MINERA ANDES INC.
                            3303 North Sullivan Road
                            Spokane, Washington 99216

                              In the Main Boardroom

                              Friday, June 7, 2002

              Minera Andes Inc. Meeting: 10:00 a.m. (Spokane Time)

                                Table of Contents

SOLICITATION OF PROXIES ...........................................................  3
APPOINTMENT AND REVOCATION OF PROXIES .............................................  3
ADVICE TO BENEFICIAL SHAREHOLDERS .................................................  4
VOTING OF PROXIES .................................................................  5
VOTING SHARES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ..  5
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS ..................................  8
   A. Compensation of Directors ...................................................  8
   B. Compensation of Officers ....................................................  8
   C. Stock Option Plan ........................................................... 12
   D. Other Compensation .......................................................... 16
INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS .................................. 17
INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS AND IN MATTERS TO BE ACTED UPON ..... 17
PARTICULARS OF MATTERS TO BE ACTED UPON ........................................... 17
   (A) Report to Shareholders ..................................................... 17
   (B) Number of Directors ........................................................ 17
   (C) Election of Directors ...................................................... 18
   (D) Appointment of Auditor ..................................................... 20
ATTENDANCE OF ACCOUNTANTS ......................................................... 21
GENERAL ........................................................................... 21
FINANCIAL STATEMENTS .............................................................. 21
OTHER BUSINESS .................................................................... 22
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE ........................... 22
SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING ..................................... 22
CERTIFICATE ....................................................................... 23

                                MINERA ANDES INC.
                            3303 North Sullivan Road
                               Spokane, Washington
                                    USA 99216

                         MANAGEMENT INFORMATION CIRCULAR

              FOR THE ANNUAL GENERAL MEETING OF COMMON SHAREHOLDERS

                                  JUNE 7, 2002

ALL AMOUNTS OF MONEY WHICH ARE REFERRED TO IN THIS MANAGEMENT INFORMATION CIRCULAR ARE EXPRESSED IN LAWFUL MONEY OF THE UNITED STATES UNLESS OTHERWISE SPECIFIED.

NOTE: Shareholders who do not hold their common shares in their own name, as registered shareholders, should read "Advice to Beneficial Shareholders" within for an explanation of their rights.

                             SOLICITATION OF PROXIES
                             -----------------------

THIS MANAGEMENT INFORMATION CIRCULAR IS PROVIDED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF MINERA ANDES INC. (the "Corporation") of proxies for the annual general meeting of the shareholders of the Corporation (the "Meeting") to be held on Friday, June 7, 2002, at 10:00 a.m. (Spokane time) in the Main Boardroom, at the offices of the Corporation, 3303 North Sullivan Road, Spokane, Washington 99216 or at any adjournment thereof for the purposes set forth in the accompanying Notice of Meeting. The Management Information Circular will be mailed on or about April 30, 2002.

Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone, telegraph or personal interview by regular employees of the Corporation, at a nominal cost. In accordance with National Policy No. 41, arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common shares held of record by such persons and the Corporation may reimburse such persons for reasonable fees and disbursements incurred by them in doing so. The costs thereof will be borne by the Corporation.

                      APPOINTMENT AND REVOCATION OF PROXIES
                      -------------------------------------

The persons named in the enclosed Instrument of Proxy, Allen V. Ambrose, President, of Spokane, Washington and Brian Gavin, Vice President, Exploration, of Spokane, Washington, have been selected by the directors of the Corporation and have indicated their willingness to represent as proxy the shareholder who appoints them. A SHAREHOLDER HAS THE RIGHT TO DESIGNATE A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN ALLEN V. AMBROSE OR BRIAN GAVIN, BEING THE MANAGEMENT DESIGNEES, TO REPRESENT HIM OR HER AT THE MEETING. Such right may be exercised by inserting in the space provided for that purpose on the Instrument of Proxy the name of the person to be designated and deleting therefrom the names of the management designees, or by completing another proper form of proxy. Such shareholder should notify the nominee of the appointment, obtain a consent to act as proxy and should provide instructions on how the shareholder's common shares are to be voted. In any case, the form of proxy should be dated and executed by the shareholder or an attorney authorized in writing, with proof of such authorization attached, where an attorney executed the proxy form.

A form of proxy will not be valid for the Meeting or any adjournment thereof unless it is completed and delivered to Computershare Trust Company of Canada, 6th Floor, Western Gas Tower, 530 - 8th Avenue S.W., Calgary, Alberta, T2P 3S8, at least forty-eight (48) hours prior to the Meeting or any adjournment thereof. Late proxies may be accepted or rejected at any time prior to the commencement time of the Meeting by the Chairman of the Meeting in his discretion and the Chairman is under no obligation to accept or reject any particular late proxy.

In addition to revocation in any other manner permitted by law, a shareholder who has given a proxy may revoke it, any time before it is exercised, by instrument in writing executed by the shareholder or by his attorney authorized in writing and deposited either at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of the Meeting on the day of the Meeting or any adjournment thereof. In addition, a proxy may be revoked by the shareholder personally attending at the meeting and voting his common shares.

                        ADVICE TO BENEFICIAL SHAREHOLDERS
                        ---------------------------------

The information set forth in this section is of significant importance to many shareholders of the Corporation as a substantial number of shareholders do not hold their common shares of the Corporation in their own names. Shareholders of the Corporation who do not hold their common shares in their own names (referred to herein as "Beneficial Shareholders") should note that only proxies deposited by shareholders whose names appear on the records of the Corporation as the registered holders of common shares can be recognized and acted upon at the Meeting. If common shares are listed in an account statement provided to a shareholder by a broker, then, in almost all cases, those shares will not be registered in the shareholder's name on the records of the Corporation. Such shares will more likely be registered under the name of the shareholder's broker or an agent of that broker. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration name for The Canadian Depositary for Securities, which acts as nominee for many Canadian brokerage firms). Common shares of the Corporation held by brokers or their agents or nominees can only be voted (for or against resolutions) upon the instructions of the Beneficial Shareholder. Without specific instructions, a broker and its agents and nominees are prohibited from voting shares for the broker's clients. Therefore, Beneficial Shareholders should ensure that instructions respecting the voting of their common shares are communicated to the appropriate person.

Applicable regulatory rules require intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their common shares are voted at the Meeting. Often, the form of proxy supplied to a Beneficial Shareholder by its broker (or the agent of the broker) is identical to the form of proxy provided to registered shareholders. However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Independent Investor Communications Corporation ("IICC"). IICC typically applies a special sticker to the proxy forms, mails those forms to the Beneficial Shareholders and asks Beneficial Shareholders to return the proxy forms to IICC. IICC then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the meeting. A Beneficial

Shareholder receiving a proxy with an IICC sticker on it cannot use that proxy to vote common shares directly at the Meeting - the proxy must be returned to IICC well in advance of the Meeting in order to have their common shares voted.

Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting common shares of the Corporation registered in the name of his broker (or an agent of the broker), a Beneficial Shareholder may attend at the Meeting as proxyholder for the registered shareholder and vote such common shares in that capacity. Beneficial Shareholders who wish to attend the Meeting and indirectly vote their common shares as proxyholder for the registered shareholder, should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

All references to shareholders in this Management Information Circular and the accompanying Instrument of Proxy and Notice of Meeting are to shareholders of record unless specifically stated otherwise. Where documents are stated to be available for review or inspection, such items will be shown upon request to registered shareholders who produce proof of their identity.

                                VOTING OF PROXIES
                                -----------------

The persons named in the enclosed Instrument of Proxy are directors and\or officers of the Corporation who have indicated their willingness to represent as proxy the shareholder who appoints them. Each shareholder may instruct his Proxy how to vote his common shares by completing the blanks on the Instrument of Proxy.

All common shares represented at the meeting by properly executed proxies will be voted (including the voting on any ballot), and where a choice with respect to any matter to be acted upon has been specified in the instrument of proxy, the common shares represented by the proxy will be voted in accordance with such specification. IN THE ABSENCE OF ANY SUCH SPECIFICATION, THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, WILL VOTE IN FAVOUR OF THE MATTERS SET OUT THEREIN.

The enclosed instrument of proxy confers discretionary authority upon the management designees, or other persons named as proxy, with respect to amendments to or variations of matters identified in the notice of meeting and any other matters which may properly come before the Meeting. As of the date hereof, the Corporation is not aware of any amendments to, variations of or other matters which may come before the Meeting. In the event that other matters come before the Meeting, then the management designees intend to vote in accordance with the judgment of the management of the Corporation.

       VOTING SHARES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
       -----------------------------------------------------------------
                                 AND MANAGEMENT
                                 --------------

The authorized share capital of the Corporation consists of an unlimited number of common shares and an unlimited number of preferred shares (non-voting). As of the effective date of this Management Information Circular, being April 1, 2002 unless otherwise indicated (the "Effective Date"), the issued and outstanding share capital of the Corporation consists of 30,046,030 common shares. To date, no preferred shares have been issued.

The Corporation will prepare a list of shareholders of record at the close of business on April 18, 2002 (the "Record Date"). A holder of common shares named on that list will be entitled to vote such common shares at the Meeting on the basis of one vote for each common share held except to the extent that, (i) the holder transfers his or her common shares after the close of business on the Record Date, and (ii) such transferee produces properly endorsed common share certificates to the Secretary or Transfer Agent of the Corporation or otherwise establishes his or her ownership of the common shares, at least ten (10) days prior to the Meeting, in which case the transferee may vote those common shares at the Meeting.

The By-laws of the Corporation provide that holders present not being less than two (2) in number and holding or representing not less than ten (10%) percent of the issued common shares of the Corporation, shall constitute a quorum for the meeting in respect of holders of common shares.

The following table sets forth certain information regarding the beneficial ownership, as of April 12, 2002 of the common shares by (i) each person known by the Corporation to own beneficially more than 5% of the common shares, (ii) each director of the Corporation, (iii) each officer of the Corporation and (iv) all directors and executive officers as a group. Except as otherwise noted, the Corporation believes the persons listed below have sole investment and voting power with respect to the common shares owned by them.

============================================================================================
                                                  COMMON SHARES             PERCENTAGE OF
       NAME AND PALCE OF                           BENEFICIALLY               COMMON
           RESIDENCE                                 OWNED/(1)/              SHARES/(1)/
--------------------------------------------------------------------------------------------
    Officers & Directors
--------------------------------------------------------------------------------------------
    Allen V. Ambrose                                 457,200/(2)/               1.50%
    3303 North Sullivan Road
    Spokane, Washington  99216
--------------------------------------------------------------------------------------------

    Gary A. Craig /(8)/                                    0                       0%
    3303 North Sullivan Road
    Spokane, Washington  99216
--------------------------------------------------------------------------------------------

    John Johnson Crabb                               210,000/(3)/               0.69%
    4950 Gonzales Road
    Madeira Park, British Columbia
    V0H 2H0
--------------------------------------------------------------------------------------------

    Brian Gavin                                      460,400/(2)/               1.52%
    3303 North Sullivan Road
    Spokane, Washington  99216
--------------------------------------------------------------------------------------------

    A.D. (Darryl) Drummond                           180,000/(3)/               0.60%
    20, 5760 Hampton Place
    Vancouver, British Columbia
    V6T 2G1
--------------------------------------------------------------------------------------------

    Bonnie L. Kuhn                                   131,000/(4)/               0.43%
    1900, 350 - 7th Avenue S.W.
    Calgary, Alberta T2P 3N9
--------------------------------------------------------------------------------------------

    Allan J. Marter                                  180,000/(3)/               0.60%
    7721-D.S. Curtice Way
    Littleton, Colorado 80120
--------------------------------------------------------------------------------------------

    5% or Greater Shareholders
--------------------------------------------------------------------------------------------
    Neal A. and Joan L. Degerstrom                 7,450,000/(5)(6)/            23.0%
    3303 North Sullivan Road
    Spokane, Washington  99216
============================================================================================

           =========================================================================================
                                                      COMMON SHARES             PERCENTAGE OF
                NAME AND PLACE OF                     BENEFICIALLY                 COMMON
                     RESIDENCE                         OWNED/(1)/                 SHARES/(1)/
           -----------------------------------------------------------------------------------------

             All directors and executive               1,618,600/(7)/               5.16%
             officers as a group (7 persons)
           =========================================================================================

Notes:
(1) Common shares which the person or group has the right to acquire within 60 days after April 12, 2002 are deemed to be outstanding in determining the beneficial ownership of the person or group and in calculating percentage ownership of the person or group, but are not deemed to be outstanding as to any other person or group.
(2)      Includes:
         (a) stock options entitling the holder to acquire 30,000 common shares upon payment of Cdn $0.68 per common share granted effective March 2, 1998 (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8,
                  1999);
         (b) stock options entitling the holder to acquire 210,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 190,000 common shares of which options to acquire 110,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998), and options to acquire 80,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998); and
         (c) stock options entitling the holder to acquire 100,000 common shares upon payment of Cdn $0.16 per common share granted effective September 5, 2000.
(3)      Includes:
         (a) stock options entitling the holder to acquire 20,000 common shares upon payment of Cdn $0.68 per common share granted effective March 2, 1998 (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8,
                  1999);
         (b) stock options entitling the holder to acquire 120,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 100,000 common shares of which options to acquire 60,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998), and option to acquire 40,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998); and
         (c) stock options entitling the holder to acquire 40,000 common shares upon payment of Cdn $0.16 per common share granted effective September 5, 2000.
(4)      Includes:
         (a) stock options entitling the holder to acquire 10,000 common shares upon payment of Cdn $0.68 per common share granted effective March 2, 1998 (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8,
                  1999);
         (b) stock options entitling the holder to acquire 80,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 60,000 common shares which were exercisable upon payment of Cdn $1.27 per common share (these options originally had an exercise price of Cdn $1.73 but were repriced on February 20, 1998); and
         (c) stock options entitling the holder to acquire 40,000 common shares upon payment of Cdn $0.16 per common share granted effective September 5, 2000.
(5) The common shares are owned beneficially by Mr. and Mrs. Degerstrom by virtue of their combined majority control of the record owner, N.A. Degerstrom, Inc. ("Degerstrom").
(6) Does not include 1,213,409 common shares reserved for issuance to Degerstrom upon the satisfaction of certain performance criteria.
(7) The directors and officers collectively hold options entitling the holders to acquire 130,000 common shares at an exercise price of Cdn$0.68, options entitling the holders to acquire 860,000 common shares at an exercise price of Cdn$0.55, and options entitling the holders to acquire 360,000 common shares at an exercise price of $0.16.
(8)      Gary Craig became a director of the Corporation on April 12, 2002.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
                ------------------------------------------------

A.       Compensation of Directors

The Corporation has six directors. During the fiscal period ended December 31, 2001, the Corporation paid no cash compensation (including salaries, director's fees, commissions, bonuses paid for services rendered, bonuses paid for services rendered in a previous year, and any compensation other than bonuses earned by the directors for services rendered) to the directors for services rendered as such. The directors are reimbursed for expenses incurred in attending any directors meetings.

Three (3) of the directors were, at December 31, 2001, executive officers of the Corporation. Executive officers of the Corporation who also act as directors do not receive any additional compensation for services rendered in their capacity as directors other than as paid by the Corporation to such executive officers in their capacity as executive officers. See "Compensation of Officers". The Corporation does carry liability insurance for its directors.

During the fiscal year ended December 31, 2001, no stock options were granted to directors of the Corporation.

B.       Compensation of Officers

1.       Cash

During the fiscal period ended December 31, 2001, the Corporation employed three
(3) executive officers, Allen V. Ambrose, President, Brian Gavin, Vice President, Exploration and Bonnie L. Kuhn, Chief Financial Officer all of whom continue to be employed. The aggregate cash compensation (including salaries, directors' fees, commissions, bonuses paid for services rendered, bonuses paid for services rendered in a previous year, and any compensation other than bonuses earned) paid to such executive officers and corporations controlled by them, by the Corporation and its subsidiaries for services rendered during the fiscal period ended December 31, 2001, was $193,136. Other than as herein set forth, the Corporation did not pay any additional compensation to its executive officers (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full-time employees).

The following table sets forth total compensation paid by the Corporation and its subsidiaries, as the case may be, for that portion of the last three fiscal years in which the above were in existence in respect of the President and those officers whose compensation in the last fiscal year was Cdn$100,000 or more (the "Named Executive Officers"); in this case Allen V. Ambrose, President and Brian Gavin, Vice President, Exploration.

=================================================================================================================================
                                          STATEMENT OF EXECUTIVE COMPENSATION
---------------------------------------------------------------------------------------------------------------------------------

                                           ANNUAL COMPENSATION                        LONG-TERM COMPENSATION
---------------------------------------------------------------------------------------------------------------------------------

                                                                                  AWARDS PAYOUTS
---------------------------------------------------------------------------------------------------------------------------------
                                                                            SECURITIES
                                        PERFORMANCE        OTHER             GRANTED      RESTRICTED                    ALL
NAME AND                                   RIGHT          ANNUAL          UNDER OPTION    SHARES OR     LTIP /(2)/     OTHER
PRINCIPAL                     SALARY        ($)        COMPENSATION        /SARS /(1)/    RESTRICTED     PAYOUTS    COMPENSATION
POSITION         YEAR          ($)        (BONUS)          ($)              GRANTED #     SHARE-UNITS      ($)          ($)
--------------------------------------------------------------------------------------------------------------------------------
Allen V.      January 1,      92,302        Nil        8,960/(3)(4)/      290,000/(6)/        Nil          Nil          Nil
Ambrose       1999 -
President     December 31,
and Director  1999
              ------------------------------------------------------------------------------------------------------------------
              January 1,      87,404        Nil        9,164/(3)(7)/      100,000/(9)/        Nil          Nil          Nil
              2000 -
              December 31,
              2000
              ------------------------------------------------------------------------------------------------------------------
              January 1,      87,444        Nil        9,767/(3)(10)/        Nil              Nil          Nil          Nil
              2001
              -December
              31, 2001
--------------------------------------------------------------------------------------------------------------------------------
Brian Gavin   January 1,     105,502        Nil        9,620/(3)(5)/      290,000/(6)/        Nil          Nil          Nil
Vice          1999 -
President,    December 31,
Exploration   1999
              ------------------------------------------------------------------------------------------------------------------
              January 1,      87,404        Nil        9,164/(3)(8)/      100,000/(9)/        Nil          Nil          Nil
              2000 -
              December 31,
              2000
              ------------------------------------------------------------------------------------------------------------------
              January 1,      87,444        Nil        9,767/(3)(11)/        Nil              Nil          Nil          Nil
              2001 -
              December 31,
              2001
=================================================================================================================================

   Notes:
   (1) "SARS" or "Stock appreciation right" means a right granted by the Corporation, as compensation for services rendered, to receive a payment of cash or an issue or transfer of securities based wholly or in part on changes in the trading price of publicly traded securities of the Corporation.
   (2) LTIP " or "long term incentive plan" means any plan which provides compensation intended to serve as incentive for performance to occur over a period longer than one financial year, but does not include option or stock appreciation right plans or plans for compensation through restricted shares or restricted share units.
   (3) Allen V. Ambrose and Brian Gavin, as employees of Degerstrom provided services under the Operating Agreement, which services were invoiced to the Corporation under the said agreement. The compensation Degerstrom paid to Mr. Ambrose was invoiced 100% to the Corporation and Mr. Gavin's compensation was invoiced 100% to the Corporation, including the employer portion of FICA Social Security, Washington Unemployment Insurance, Washington Workers Compensation, FICA Medicare and FUTA.
   (4) From January 1999 to December 1999 the following benefits were provided to Allen V. Ambrose and billed by Degerstrom to the
          Corporation:
                     401 K Base                         $2,748
                     401 K Match                        $1,832
                     Medical Insurance                  $4,380
   (5) From January 1999 to December 1999 the following benefits were provided to Brian Gavin and billed by Degerstrom to the Corporation:
                     401 K Base                         $3,144
                     401 K Match                        $2,096
                     Medical Insurance                  $4,380
   (6) Includes stock options granted on June 3, 1999 entitling the holder to acquire 210,000 common shares of the Corporation at an exercise price of Cdn $0.55. In addition, includes the following stock options which were repriced during 1999:

     (a) stock options entitling the holder to acquire 50,000 common shares of the Corporation at an exercise price of Cdn $0.68 (these options originally had an exercise price of Cdn $1.44 but were repriced on March 8, 1999); and
     (b) stock options entitling the holder to acquire 30,000 common shares of the Corporation at an exercise price of Cdn $0.68 (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8, 1999).
(7) From January 2000 to December 2000 the following benefits were provided to Allen V. Ambrose and billed by Degerstrom to the Corporation:
          401 K Base                         $2,616
          401 K Match                        $1,744
          Medical Insurance                  $4,804
(8) From January 2000 to December 2000 the following benefits were provided to Brian Gavin and billed by Degerstrom to the Corporation:
          401 K Base                         $2,616
          401 K Match                        $1,744
          Medical Insurance                  $4,804
(9) Includes stock options granted on September 5, 2000 entitling the holder to acquire 100,000 common shares at an exercise price of Cdn$0.16.

(10) From January 2001 to December 2001 the following benefits were provided to Allen V. Ambrose and billed by Degerstrom to the Corporation:
          401 K Base                         $2,616
          401 K Match                        $1,744
          Medical Insurance                  $5,407
(11) From January 2001 to December 2001 the following benefits were provided to Brian Gavin and billed by Degerstrom to the Corporation:
          401 K Base                         $2,616
          401 K Match                        $1,744
          Medical Insurance                  $5,407

2.   Stock Options

The Named Executive Officers of the Corporation were not granted any stock options during the fiscal period ended December 31, 2001.

The following table sets forth details of the fiscal year-end value of unexercised options on an aggregated basis held by the Named Executive Officers for the fiscal year ended December 31, 2001:

      AGGREGATED OPTION VALUES FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001

=====================================================================================================================
                                                            UNEXERCISED OPTIONS AT        VALUE OF UNEXERCISED
                       SECURITIES                            MOST RECENT YEAR END     IN-THE-MONEY OPTIONS AT MOST
                       ACQUIRED ON       AGGREGATE VALUE            (#)                RECENT YEAR END/(1)(2)/
                        EXERCISE            REALIZED            EXERCISABLE                 EXERCISABLE
NAME                       (#)                ($)             /UNEXERCISABLE              /UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------------
Allen V. Ambrose,           0                  0                340,000/Nil                    0/0
President
---------------------------------------------------------------------------------------------------------------------
Brian Gavin,                0                  0                340,000/Nil                    0/0
Vice President,
Exploration
=====================================================================================================================

Notes:
(1) Value of unexercised in-the-money options calculated using the closing price of common shares on the Canadian Venture Exchange Inc. on December 31, 2001, less the exercise price of in-the-money stock options.
(2) On December 31, 2001 the last day the common shares traded in 2001, the closing price of the common shares on the Canadian Venture Exchange Inc. was Cdn $0.12. The exercise price of these options was greater than the closing price on December 31, 2001.
(3)  The amounts are in Canadian dollars.

3.   Long-term Incentive Plans

The Corporation has not had and does not currently have any long term incentive plans, other than stock options to be granted from time to time by the Board of Directors under the provisions of the Corporation's stock option plan. See "Stock Option Plan".

4.   Stock Appreciation Rights and Restricted Shares

No stock appreciation rights or restricted shares were granted by the Corporation to the Named Executive Officers of the Corporation during the fiscal periods ended December 31, 1999, December 31, 2000 or December 31, 2001. Furthermore, no stock appreciation rights were exercised.

5.   Stock Option and SAR Repricing

During the fiscal year ended December 31, 1998 the Corporation repriced options to acquire 190,000 common shares of the Corporation held by each of the Named Executive Officers. During the fiscal year ended December 31, 1999 the Corporation repriced options to acquire 80,000 common shares of the Corporation held by each of the Named Executive Officers effective March 8, 1999. The 80,000 options held by each of the Named Executive Officers were repriced to $0.68, from $1.44 as to 50,000 options, and from $1.10 as to 30,000 options. The Corporation did not make any downward repricing of stock options or stock appreciation rights during the fiscal period ended December 31, 2001. See "Stock Options".

6.   Pension and Retirement Plans and Payments made upon Termination of
Employment

The Corporation does not have in place any pension or retirement plan. The Corporation has not provided compensation, monetary or otherwise, during the preceding fiscal year, to any person who now acts or has previously acted as a Named Executive Officer of the Corporation, in connection with or related to the retirement, termination or resignation of such person and the Corporation has provided no compensation to such persons as a result of a change of control of the Corporation, its subsidiaries or affiliates. The Corporation is not party to any compensation plan or arrangement with a Named Executive Officer resulting from the resignation, retirement or the termination of employment of such person.

7.   Employment and Management Contracts

(a) N.A. Degerstrom, Inc. ("Degerstrom") provides management services to the Corporation and acts as operator of the Corporation's properties and projects pursuant to an operating agreement entered into on March 15, 1995 ("Operating Agreement"). Under the Operating Agreement, Degerstrom operates and manages the exploration program on all properties and provides related offsite administrative assistance as required. This agreement allows the Corporation to minimize its overhead by providing for reimbursement to Degerstrom of direct out of pocket and certain allocated indirect costs and expenses and the payment of a management fee of 15%. During the year ended December 31, 2001 administrative fees were paid to Degerstrom of $40,918 on total costs incurred by the Corporation of $305,298.

(b) The Corporation had entered into an agreement dated April 30, 1996, as amended on October 31, 1997 with Waiata Resources located in Littleton, Colorado. The agreement provided that Allan J. Marter, who is the principal of Waiata Resources ("Waiata") and a director and officer of the Corporation, would provide financial advisory services to the Corporation including the oversight of the accounting function and reporting, joint venture negotiations and documentation, business and financial planning and the review and evaluation of investment opportunities. Waiata received a retainer of $2,800 per month which entitled the Corporation of up to five days of advisory services from Allan J. Marter per month. Additional advisory services were paid at the pro rata rate based on $560 per day. The agreement provided for termination by the Corporation upon thirty days written notice. This agreement has since been terminated upon the resignation of Allan J. Marter as Chief Financial Officer, effective March 29, 2000. Mr. Marter has continued to provide corporate finance services on an as needed basis, without a contract from March 29, 2000; he was paid $2,100 from January to December, 2001.

C.   Stock Option Plan

The Board of Directors of the Corporation has adopted a stock option plan (the "Plan") which was approved with amendments by the shareholders of the Corporation at the Annual and Special Meeting of Shareholders held on June 26, 1996. Subsequently at the Corporation's Annual and Special Meeting of Shareholders held on June 26, 1998, the shareholders of the Corporation approved a further amendment increasing the total number of common shares reserved for issuance under the Plan from 2,000,000 to 3,000,000 common shares. Further at the Corporation's Annual General and Special Meeting of Shareholders held on June 23, 2000, the shareholders of the Corporation approved a further amendment increasing the total number of common shares reserved for issuance under the Plan from 3,000,000 to 6,000,000 common shares. The Corporation maintains the Plan for the benefit of its employees and others who provide services to the Corporation. The Board of Directors believes the availability of stock incentives is an important factor in the Corporation's ability to attract and retain experienced and competent employees and to provide an incentive for them to exert their best efforts on behalf of the Corporation. Certain provisions of the Plan are described below.

As of April 1, 2002, out of the total 6,000,000 shares provided for issuance under the Plan 3,764,000 shares remain available for grant. Certain provisions of the Plan are described below.

(a)  Description of the Plan
     -----------------------

(i)  General
     -------

The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") or to the qualification requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended, (the "Code"). Certain stock options granted under the Plan may be treated as incentive stock options as defined in Section 422 of the Code ("Incentive Stock Options"). Other stock options, including all options granted under the Plan to individuals who are not employees of the Corporation or any of its subsidiaries are not Incentive Stock Options and are referred to in this Management Information Circular as "Nonstatutory Stock Options".

The purpose of the Plan is to advance the interests of the Corporation and its subsidiaries and affiliates by encouraging the directors, officers, employees and consultants of the Corporation and its subsidiaries to acquire common shares in the Corporation, thereby increasing their proprietary interest in the Corporation, encouraging them to remain associated with the Corporation and its subsidiaries and furnishing them with additional incentive in their efforts on behalf of the Corporation and its subsidiaries in the conduct of their affairs.

(ii) Common Shares Reserved for Issuance Under the Plan
     --------------------------------------------------

The common shares to be offered under the Plan consist of common shares of the Corporation's authorized but unissued common shares. The aggregate number of common shares to be delivered upon the exercise of all options granted under the Plan shall not exceed 10% of the Corporation's issued and outstanding common shares from time to time, up to a maximum of 6,000,000 common shares. The number and kind of common shares available for grants under the Plan is subject to adjustment by the Board of Directors if the outstanding common shares of the Corporation are increased, decreased, changed into or exchanged for a different number or kind of securities of the Corporation through re-organization, merger, re-capitalization, re-classification, stock dividend, subdivision or consolidation.

If any option granted under the Plan expires or terminates for any reason without having been exercised in full, the unpurchased common shares subject thereto will again become available for the purpose of the Plan. No fractional common shares are issued under the Plan on any such adjustment.

To the Effective Date an aggregate of 2,010,000 stock options have been granted to the directors, officers, employees and consultants of the Corporation or its subsidiaries pursuant to the Corporation's Plan of which 226,000 stock options have been exercised. To the Effective Date, 3,764,000 stock options were available for grant under the Plan.

(iii)    Administration
         --------------

The Plan is interpreted and administered by the Board of Directors. A majority of the Board of Directors constitutes a quorum, and the acts of a majority of the directors present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the directors.

Subject to the provisions of the Plan, the Board of Directors has authority to construe and interpret the Plan and all option agreements entered into thereunder, to define the terms used in the Plan and in all option agreements entered into thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Board of Directors are binding and conclusive on all participants in the Plan and on their legal personal representatives and beneficiaries.

Each option granted under the Plan is to be evidenced by an agreement, signed on behalf of the Corporation and by the optionee, in a form approved by the Board of Directors.

(iv)     Participation and Types of Grants
         ---------------------------------

Directors, officers, management, consultants and employees of the Corporation are eligible for selection to participate in the Plan (such persons hereinafter collectively referred to as "Participants"). The Board of Directors determines to whom options shall be granted, the terms and provisions of the respective option agreements, the time or times at which such options shall be granted, and the number of common shares to be subject to each option. An individual who has been granted an option may, if the Participant is otherwise eligible, and if permitted under the policies of the stock exchange or stock exchanges on which the common shares of the Corporation are listed, be granted an additional option or options if the directors so determine. The rules of any stock exchange upon which the Corporation's common shares are listed are applicable relative to options granted to Participants.

(v)      Exercise Price
         --------------

The Board of Directors determines the exercise price of the common shares covered by each option granted under the Plan. The exercise price of options granted under the Plan may not be less than the closing price of the Corporation's common shares on the stock exchange or stock exchanges on which the common shares of the Corporation are listed on the last trading day immediately preceding the day on which the stock exchange is notified of the proposed issuance of the option, less any discounts permitted by the policy or policies of such stock exchange or stock exchanges.

However, if an option is granted within six months of a public distribution of the Corporation's common shares by way of prospectus, then the minimum exercise price of such option may, if the policy of such stock exchange or stock exchanges requires, be the greater of the closing price of the Corporation's common shares on the last trading day immediately preceding the day on which the stock exchange is notified of the proposed issuance of the option, as provided above, and the price per common share paid by the investing public for common shares of the Corporation acquired by the public during such public distribution, determined in accordance with the policy or policies of such stock exchange or stock exchanges.

(vi)     Duration and Exercise of Options
         --------------------------------

The option period is a period of time fixed by the Board of Directors, not to exceed the maximum period permitted by any stock exchange on which the Corporation's common shares are then listed or other regulatory body having jurisdiction, provided that the option period may be reduced with respect to any option as provided in "Termination of Employment or Service, Death and Assignment" below.

Except as set forth in "Termination of Employment or Service, Death and Assignment" below, no option may be exercised unless the Participant is at the time of such exercise a director, officer, employee or consultant of the Corporation or any of its subsidiaries or affiliates. Provided, however, that any other provision to the contrary, an option granted to a consultant in connection with specific services provided or to be provided by that consultant may be exercised only after the date of completion of such service and prior to 30 days following the date of completion of such service.

Options may be exercised in amounts and at times determined by the Board of Directors. The exercise of any option will be contingent upon receipt by the Corporation at its head office of a written notice of exercise, specifying the number of common shares with respect to which the option is being exercised, accompanied by cash payment, certified check or bank draft for the full purchase price of such common shares with respect to which the option is exercised. No Participant or his legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any common shares subject to an option under this Plan, unless and until the certificates for such common shares are issued to such persons under the terms of the Plan.

No person entitled to exercise an option has any of the rights or privileges of a shareholder of the Corporation in respect of any common shares issuable upon exercise of such option until certificates representing such common shares are issued and delivered.

(vii)    Termination of Employment or Service, Death and Assignment
         ----------------------------------------------------------

If a Participant ceases to be a director, officer, employee or consultant of the Corporation or any of its subsidiaries or affiliates for any reason (other than death), the Participant may exercise any option then held within 90 days following the Participant's ceasing to be a director, officer, employee or consultant, but only if and to the extent that the Participant was entitled to exercise the option at the date of such cessation.

In the event of the death of a Participant, any option then held by the Participant will be exercisable within the twelve (12) months following the Participant's death, but only: (a) by the person or persons to whom the Participant's rights under the option pass by the Participant's will or the laws of descent and distribution; and (b) if and to the extent that the Participant was entitled to exercise the option at the date of the Participant's death.

(viii)   Amendment and Termination of the Plan
         -------------------------------------

The Board of Directors may, at any time, suspend or terminate the Plan. The Board of Directors may also at any time amend or revise the terms of the Plan, provided that no such amendment or revision may alter the terms of any options theretofore granted under the Plan.

(b)      Summary of United States Federal Income Tax Consequences
         --------------------------------------------------------

(i)      Non-statutory Stock Options
         ---------------------------

A.       General. Under United States federal income tax law now in effect, no
         -------
income is realized by the grantee of a Non-statutory Stock Option until the option is exercised. When a Non-statutory Stock Option is exercised, the optionee realizes ordinary compensation income, and the Corporation generally becomes entitled to a deduction, in the amount by which the market value of the common shares subject to the Non-statutory Stock Option at the time of exercise exceeds the exercise price. With respect to options exercised by certain executive officers, the Corporation's deduction can in certain circumstances be limited by the $1,000,000 cap on deductibility set forth in Section 162(m) of the Code. The Corporation is required to withhold on all amounts treated as ordinary income to optionees. Upon the sale of common shares acquired by exercise of a Non-statutory Stock Option, the amount by which the sale proceeds exceed the market value of the common shares on the date of exercise will constitute capital gain which will be taxable at varying rates depending on the holding period.

B.       Exercise by "Insiders". The tax consequences described above also apply
         ----------------------
to an optionee who is an "insider" for purposes of Section 16(b) of the Securities Exchange Act of 1934, as amended, (the `Exchange Act") unless both
(a) the grant of the option was not approved by either the Board of Directors or a committee composed solely of two or more non-employee directors and (b) the insider exercises the option within six months of the date of grant.

(ii)     Incentive Stock Options
         -----------------------

A.       General. Under federal income tax law now in effect, no income will be
         -------
recognized by an optionee upon either grant or exercise of an Incentive Stock Option. The amount by which the market value of common shares issued upon exercise of an Incentive Stock Option exceeds the exercise price, however, is included in the optionee's alternative minimum taxable income and may, under certain conditions, be taxed under the alternative minimum tax. If the optionee holds common shares acquired upon exercise of an Incentive Stock Option for two years after the date of grant and one year after the date of exercise (the "holding periods"), and if the optionee has been an employee of the Corporation (or of any parent or subsidiary of the Corporation) at all times from the date of grant to the date three months before exercise, then any gain realized by the optionee upon sale or exchange of the common shares will be treated as long-term capital gain and any loss will be long-term capital loss.

Generally, if an optionee disposes of common shares acquired upon exercise of an Incentive Stock Option within the holding periods and all requirements other than the holding period rules are met (an "early disposition"), the optionee will recognize ordinary compensation income for the year of disposition equal to the excess of the market value of the common shares on the date of exercise over the option's exercise price. The remainder of the gain realized upon the early disposition, if any, will be capital gain and will be taxed at varying rates depending on the holding period. A special rule limits the amount of ordinary compensation income that must be recognized to the amount of gain realized by the optionee upon the early disposition. As a result, the optionee will not be required to recognize the entire spread between the exercise price and the market value on the date of exercise as ordinary compensation income if the early disposition results in either a loss or a gain smaller than the spread at exercise. If common shares acquired upon exercise of an Incentive Stock Option are disposed of in an early disposition, the

Corporation ordinarily will be entitled to a deduction in the year of disposition equal to the amount of ordinary compensation income recognized by the optionee.

B.   Exercise by "Insiders". The tax consequences described above also apply to
     ----------------------
an optionee who is an "insider" for purposes of Section 16(b) of the Exchange Act, unless both (a) the grant of the Incentive Stock Option was not approved by either the Board of Directors or a committee composed solely of two or more non-employee directors and (b) the insider exercises the Incentive Stock Option within six months of the date of grant. Optionees who are insiders should consult their individual tax advisers before exercising an Incentive Stock Option in either of those cases.

THE FOREGOING SUMMARY IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL INCOME TAX ASPECTS OF THE PLAN. MOREOVER, THE FOREGOING SUMMARY RELATES ONLY TO FEDERAL INCOME TAX; THERE MAY ALSO BE FEDERAL ESTATE AND GIFT TAX CONSEQUENCES ASSOCIATED WITH THE PLAN, AS WELL AS FOREIGN, STATE AND LOCAL TAX CONSEQUENCES.

The following stock options are outstanding to officers, directors, employees and consultants of the Corporation as of December 31, 2001.

=========================================================================================================
                                NUMBER OF                                                 EXERCISE
GROUP                             COMMON                                                  PRICE PER
(NUMBER OF                      SHARES UNDER                                              COMMON
PERSONS IN GROUP)                  OPTION      DATE OF GRANT      EXPIRY DATE            SHARE $CDN
---------------------------------------------------------------------------------------------------------
2 Named Executive Officers            60,000   March 2, 1998/(4)/ March 2, 2003             0.68
                                     420,000   June 3, 1999       June 3, 2004              0.55
                                     200,000   September 5, 2000  August 28, 2005           0.16
---------------------------------------------------------------------------------------------------------
5 Directors /(1)(5)/                  90,000   March 2, 1998/(4)/ March 2, 2003             0.68
                                     560,000   June 3, 1999       June 3, 2004              0.55
                                     200,000   September 5, 2000  August 28, 2005           0.16
---------------------------------------------------------------------------------------------------------
14 Others /(2)/                       65,000   March 2, 1998/(4)/ March 2, 2003             0.68
                                     166,000   June 3, 1999       June 3, 2004              0.55
                                      29,000   June 3, 1999       June 3, 2004              0.59
                                     220,000   September 5, 2000  August 28, 2005           0.16
---------------------------------------------------------------------------------------------------------
Total                              2,010,000
=========================================================================================================

Notes:
(1)  Directors who are not Named Executive Officers.
(2) Includes employees, consultants of the Corporation and its subsidiaries as well as directors and officers of subsidiaries whose holdings are not previously disclosed.
(3) These options originally had an exercise price of Cdn $1.44 but were subsequently repriced to Cdn $0.68 on March 8, 1999.
(4) These options originally had an exercise price of Cdn $1.10 but were repriced to Cdn $0.68 on March 8, 1999.
(5)  Armand Hansen resigned as a director on April 12, 2002.


D.   Other Compensation

During the Corporation's fiscal period ended December 31, 2001, the Corporation accrued and/or paid fees to a law firm for the provision of ongoing legal services to the Corporation amounting to approximately $11,624. Bonnie L. Kuhn, the Secretary, Chief Financial Officer and Director of the Corporation, is an associate of such firm.

Other than as set forth herein, the Corporation did not pay any additional compensation to the executive officers or directors (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full time employees) during the last completed fiscal year.


                INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
                ------------------------------------------------

No director, executive officer, senior officer or any of their respective associates or affiliates or any proposed nominee director is or has been at any time since the beginning of the last completed fiscal year, indebted to the Corporation or any of its subsidiaries nor has any such person been indebted to any other entity where such indebtedness is the subject of a guarantee, support agreement, letter of credit or similar arrangement or understanding, provided by the Corporation or any of its subsidiaries.

       INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS AND IN MATTERS TO BE
       ------------------------------------------------------------------
                                   ACTED UPON
                                   ----------

There are no material interests, direct or indirect, of the current directors, senior officers, and shareholders who beneficially own, directly or indirectly, more than ten (10%) percent of the outstanding common shares or any known associate or affiliates of such persons, in any matter to be acted upon nor in any transaction which has materially affected the Corporation since the commencement of the Corporation's last financial year, other than as set forth herein or as previously disclosed, and for the following transaction:

1. On September 20, 2001, Degerstrom, who is a principal shareholder of the Corporation, acquired from the Corporation certain unused assets and all of the issued and outstanding shares of NAD S.A. for an acquisition cost of $45,800. These assets include certain pieces of idle equipment that were no longer used, including half-an interest in a travel trailer, furniture, household items and a 1995 Land Rover.

                     PARTICULARS OF MATTERS TO BE ACTED UPON
                     ---------------------------------------

To the knowledge of the Board of Directors of the Corporation, the only matters to be brought before the Meeting are those matters set forth in the accompanying Notice of Meeting relating to the receipt of financial statements and the Auditors' Report thereon, the election of directors, and the appointment of auditors.

         (a)  Report to Shareholders
              ----------------------

The Board of Directors of the Corporation have approved all of the information in the Report to Shareholders that accompanies this present Management Information Circular, including the audited consolidated financial statements delivered therewith for the fiscal year ended December 31, 2001.

         (b)  Number of Directors
              -------------------

For this forthcoming year, it is proposed that the Board of Directors shall consist of six (6) members. At the Meeting, shareholders will be asked to consider and, if thought fit, approve an ordinary resolution fixing the number of directors to six (6).

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

Unless otherwise indicated in the Proxy, it is management's intention to vote the proxies in favour of the resolution fixing the number of directors to six
(6).


         (c)  Election of Directors
              ---------------------

At the Meeting, it will be proposed that six (6) directors be elected to hold office until the next Annual General Meeting of Shareholders or until their successors are elected or appointed. There are presently six (6) directors of the Corporation, each of whose terms of office will expire at the Meeting. It is the intention of the management designees, if named as proxy, to vote for the election of the following persons to the Board of Directors. Management does not contemplate that any of such nominees will be unable to serve as directors; however, if for any reason any of the proposed nominees do not stand for election or are unable to serve as such, proxies in favour of management designees will be voted for another nominee in their discretion unless the shareholder has specified in his proxy that his common shares are to be withheld from voting in the election of directors. Each director elected will hold office until the next Annual General Meeting of Shareholders or until his successor is duly elected, unless his office is earlier vacated in accordance with the Bylaws of the Corporation.

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

The following sets forth the name of each of the persons proposed to be nominated for election as a director, all positions and offices in the Corporation, presently held by him or her, his or her municipality of residence, his or her principal occupation at the present and during the preceding five years, the period during which he or she has served as a director, and the number of voting common shares of the Corporation that he or she has advised are beneficially owned by him or her, directly or indirectly, or over which control or direction is exercised, as of April 12, 2002 hereof (except as otherwise noted, the Corporation believes the persons listed below have sole investment and voting power with respect to the common shares owned by them).

====================================================================================================================

                                                                                             COMMON
                                                                                             SHARES     PERCENTAGE
NAME, AGE AND MUNICIPALITY      POSITION                                                  BENEFICIALLY  OF COMMON
OF RESIDENCE                      HELD      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS    OWNED/(5)/   SHARES/(5)/
--------------------------------------------------------------------------------------------------------------------
Allen V. Ambrose, 45          President    Director and President of the Corporation     457,200/(2)/      1.50%
Spokane, Washington           and Director since November 6, 1995. Mr. Ambrose is an
                                           Exploration Manager/Geologist with N.A.
                                           Degerstrom, Inc.

--------------------------------------------------------------------------------------------------------------------
Gary A. Craig, 53/(1)/        Director     A director of the Corporation since April 12,          0              0%
Spokane, Washington                        2002. Mr. Craig is Vice President of
                                           Operations for Mining Contracting with N.A.
                                           Degerstrom, Inc., a position he held since
                                           August 2000. Previously Gary Craig was
                                           Project Manager for Dravo Corporation, a
                                           mining company.
====================================================================================================================

====================================================================================================================================
                                                                                                              COMMON
                                                                                                              SHARES     PERCENTAGE
NAME, AGE AND MUNICIPALITY      POSITION                                                                   BENEFICIALLY  OF COMMON
OF RESIDENCE                      HELD        PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                    OWNED/(5)/  SHARES/(5)/
------------------------------------------------------------------------------------------------------------------------------------
Bonnie L. Kuhn, 36            Chief          A director and officer of the Corporation since June 19,       131,000/(4)/      0.43%
Calgary, Alberta              Financial      1997 and Chief Financial Officer since May 15, 2000.
                              Officer,       Associate with Ogilvie and Company, Barristers and
                              Secretary      Solicitors, from 1994 to December 31, 1998. From January 1,
                              and Director   1999 to present, a partner with Armstrong Perkins Hudson
                                             LLP, Barristers & Solicitors. Director of Talon Petroleums
                                             Ltd., an oil and gas exploration company, from September
                                             1997 to September 1999. Director of Tajzha Ventures Ltd. an
                                             oil and gas exploration company from October 25, 2000 to
                                             present.
------------------------------------------------------------------------------------------------------------------------------------
John Johnson Crabb, 76/(1)/   Director       A director of the Corporation since November 6, 1995. Mr.      210,000/(3)/      0.69%
Madeira Park, B.C.                           Crabb was a Mining Executive/ Geologist and Director with
                                             Inland Resources, Inc., a mining company from 1985 to
                                             November 1995; Director of Cadre Resources Ltd. from April
                                             1995 to March 1996.
------------------------------------------------------------------------------------------------------------------------------------
A.D. (Darryl) Drummond, 65    Director       A director of the Corporation since June 26, 1996. Mr.         180,000/(3)/      0.60%
Ph.D., P. Eng.                               Drummond is a Professional Engineer; President of D.D.H.
Vancouver, British Columbia                  Geomanagement from 1981 to present; Director of All North
                                             Resources Ltd. from May 1995 to July 1996; Director of
                                             International All-North Resources Ltd. from July 1996 to
                                             December 1998; Director of Riverdance Res. Corp. from
                                             January, 1998 to December 1998; Director of The Quinto
                                             Mining Corporation from September 1996 to August 1977;
                                             Director of Kaieteur Res. Corp. from December 1998 to
                                             present; Director of Saxony Explorations Ltd. from February
                                             2000 to present; Director of Valerie Gold Resources Ltd.
                                             from November 1998 to present.
------------------------------------------------------------------------------------------------------------------------------------
Allan J. Marter, 54/(1)/      Director       A director and officer of the Corporation since June 19,       180,000/(3)/      0.60%
Littleton, Colorado                          1997. On March 29, 2000, Mr. Marter resigned as Chief
                                             Financial Officer. Mr. Marter was a financial advisor in the mining industry and principal of Waiata Resources from
                                             April, 1996 to present. From 1992 to April, 1996, employed as a director with Endeavour Financial Inc. Director of
                                             Addwest Minerals International, Ltd. formerly Alina
                                             International Industries Ltd. from February 28, 1997 to
                                             present. Director of Latitude Minerals Corp. from September
                                             1999 to present. Director of Golden Phoenix Minerals Inc.
                                             from October 1999 to present. Vice President and Chief
                                             Financial Officer of Golden Star Resources Ltd. from
                                             November 9, 1999 to present. Has provided financial advisory services to the Corporation through Waiata Resources since
                                             April 30, 1996.
====================================================================================================================================

Notes:
(1)   Member of Audit Committee.

(2)      Includes:
         (a) stock options entitling the holder to acquire 30,000 common shares upon payment of Cdn $0.68 per common share granted effective March 2, 1998 (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8,
                   1999);
         (b) stock options entitling the holder to acquire 210,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 190,000 common shares of which options to acquire 110,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998), and options to acquire 80,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20,
                   1998); and
         (c) stock options entitling the holder to acquire 100,000 common shares upon payment of Cdn $0.16 per common share granted effective September 5, 2000.
(3)      Includes:
         (a) stock options entitling the holder to acquire 20,000 common shares upon payment of Cdn $0.68 per common share granted effective March 2, 1998 (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8,
                   1999);
         (b) stock options entitling the holder to acquire 120,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 100,000 common shares of which options to acquire 60,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998), and option to acquire 40,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20,
                   1998); and
         (c) stock options entitling the holder to acquire 40,000 common shares upon payment of Cdn $0.16 per common share granted effective September 5, 2000.
(4)      Includes:
         (a) stock options entitling the holder to acquire 10,000 common shares upon payment of Cdn $0.68 per common share granted effective March 2, 1998 (these options originally had an exercise price of Cdn $1.10 but were repriced on March 8,
                   1999);
         (b) stock options entitling the holder to acquire 80,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 60,000 common shares which were exercisable upon payment of Cdn $1.27 per common share (these options originally had an exercise price of Cdn $1.73 but were repriced on February 20, 1998); and
         (c) stock options entitling the holder to acquire 40,000 common shares upon payment of Cdn $0.16 per common share granted effective September 5, 2000.
(5) Common shares which the person or group has the right to acquire within 60 days after April 1, 2002 are deemed to be outstanding in determining the beneficial ownership of the person or group and in calculating percentage ownership of the person or group, but are not deemed to be outstanding as to any other person or group.

The audit committee of the Corporation currently consists of Gary A. Craig, Allan J. Marter and John Johnson Crabb. The general function of the audit committee is to review the overall audit plan and the Corporation's system of internal controls, to review the results of the external audit, and to resolve any potential dispute with the Corporation's auditors. The Board of Directors of the Corporation met two times during 2001. The audit committee met one time during 2001. (No director attended fewer than 50% of the aggregate of all meetings of the Board of Directors and the audit committee of which the director was a member during 2001.) The Corporation does not have an executive committee at this time.

Unless otherwise indicated in the Proxy, it is management's intention to vote the proxies in favour of the election of the above directors.

         (d)       Appointment of Auditor
                   ----------------------

On July 24, 2001, the Corporation's auditors, PricewaterhouseCoopers LLP, notified the Corporation that it had resigned as the Corporation's independent accountants, following the closure of its Spokane office. The Corporation's Board of Directors filled the vacancy for the auditors left by the resignation of PricewaterhouseCoopers LLP with the appointment of BDO Dunwoody LLP as auditors of the Corporation.

There have been no reportable events (ie. disagreements, unresolved issues or consultations) during the period in which PricewaterhouseCoopers LLP, Chartered Accountants have been in office. PricewaterhouseCoopers LLP, Chartered Accountants were appointed auditors of the Corporation on June 19, 1997. In accordance with National Policy 31, the "Reporting Package" which includes Form 8K dated July 24, 2001 and letter from the former auditor have been delivered to the Alberta Securities Commission, the British Columbia Securities Commission, the Saskatchewan Securities Commission, the Ontario Securities Commission and the Nova Scotia Securities Commission and is attached hereto and forms Schedule "A" to this Information Circular.

Unless otherwise directed, it is management's intention to vote the proxies in favour of an ordinary resolution to appoint the firm of BDO Dunwoody LLP as auditor of the Corporation to hold office until the close of the next annual general meeting of shareholders or until BDO Dunwoody LLP is removed from office or resigns as provided by law and by the Corporation's by-laws and to authorize the directors of the Corporation to fix the remuneration of BDO Dunwoody LLP as auditors of the Corporation. BDO Dunwoody LLP has been the auditor of the Corporation since July 24, 2001.

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

                            ATTENDANCE OF ACCOUNTANTS
                            -------------------------

The Corporation has been advised by BDO Dunwoody LLP that neither that firm nor any of its associates has any relationship with the Corporation or its subsidiaries other than the usual relationship that exists between independent public accountants and clients. Representatives of BDO Dunwoody LLP will not be present at the Meeting.

                                     GENERAL
                                     -------

All matters to be brought before the Meeting require, for the passing of same, a simple majority of the votes cast in person or by proxy at the Meeting by the holders of common shares. If a majority of the common shares represented at the Meeting should be withheld from voting for the appointment of BDO Dunwoody LLP as auditors of the Corporation, the Board of Directors will appoint another firm of chartered accountants based upon the recommendation of the audit committee, which appointment for any period subsequent to the next annual meeting of shareholders will be subject to approval by the shareholders at that meeting.

The contents and the sending of this Management Information Circular have been approved by the Board of Directors of the Corporation.

                              FINANCIAL STATEMENTS
                              --------------------

Shareholders as of the record date of April 18, 2002, will receive with this Management Information Circular a copy of the Corporation's 2001 Form 10-KSB, including audited financial statements for the fiscal year ended December 31, 2001. The financial statements of the Corporation contained in Form 10-KSB are incorporated herein by reference.

                                 OTHER BUSINESS
                                 --------------

While there is no other business other than that mentioned in the Notice of Meeting to be presented for action by the shareholders at the Meeting, it is intended that the proxies hereby solicited will be exercised upon any other matters and proposals that may properly come before the Meeting, or any adjournment or adjournments thereof, in accordance with the discretion of the persons authorized to act thereunder.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
             -------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers, directors and persons who own more than ten percent of the common shares to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and beneficial owners of more than ten percent of the common shares are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms received by the Corporation and on written representations from certain reporting persons that they have complied with the relevant filing requirements, the Corporation believes that all Section 16(a) filing requirements applicable to its executive officers and directors have been complied with.

                  SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING
                  ---------------------------------------------

Shareholder proposals submitted for inclusion in the 2003 proxy materials and consideration at the 2003 Annual Meeting of Shareholders must be received by the Corporation by January 1, 2003. Any such proposal should comply with the rules promulgated by the Securities and Exchange Commission governing shareholder proposals submitted for inclusion in proxy materials.

                                   CERTIFICATE
                                   -----------

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

DATED this 15th day of April, 2002.

                ON BEHALF OF THE MANAGEMENT OF MINERA ANDES INC.

/s/ Allen V. Ambrose                       /s/ Bonnie L. Kuhn
------------------------------------       -------------------------------------
ALLEN V. AMBROSE                           BONNIE L. KUHN
Signing as Chief Executive Officer         Chief Financial Officer and Secretary

                                                               Schedule A to the
                                                        Notice of and Management
                                                            Information Circular

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 24, 2001

                                Minera Andes Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)

          Alberta, Canada                     000-22731                       None
 ----------------------------------    ---------------------    -------------------------------
  (State or other jurisdiction of         (Commission File        (IRS Employer Identification
           incorporation)                      Number)                      Number)

                3303 N. Sullivan Road, Spokane, Washington 99216
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (509) 921-7322

                                      None
       -------------------------------------------------------------------
          (Former name or former address, if change since last report)

Item 4.  Change in Registrant's Certifying Accountant.

(a)      (i)   On July 24, 2001, PricewaterhouseCoopers LLP, (the "Former
               Accountants") as independent accountants, notified the Registrant that it had resigned as the Registrant's independent accountants, following the closure of its Spokane office. The Registrant has engaged BDO Dunwoody LLP ("BDO") as its new principal independent accountants effective July 24, 2001.

         (ii) The reports of the Former Accountants on the financial statements for the fiscal years ended December 31, 2000 and 1999 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to audit scope uncertainty or accounting principles, except that the report included an explanatory paragraph expressing substantial doubt related to the Company's ability to continue as a going concern.

         (iii) The decision to engage BDO as the principal independent accountant for the Registrant was approved by the Audit Committee of the Board of Directors of the Registrant.

         (iv) In connection with its audits for the fiscal years ended December 31, 2000 and 1999 and through July 24, 2001, there have been no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused them to make reference thereto in their report on the financial statements for such years.

         (v) During the fiscal years ended December 31, 2000 and 1999 and through the interim period ended July 24, 2001, there were no "reportable events" as defined by Item 304 (a)(1)(v) of Regulation S-K.

         (vi) The Registrant has requested that the Former Accountants furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated July 25, 2001, is filed as Exhibit 16.01 to this Form 8-K.

(b) Neither the Registrant nor anyone on its behalf has consulted BDO during the Registrant's two most recent fiscal years, or any subsequent interim period, prior to its engagement of BDO.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         16.01 Letter dated July 25, 2001, from the Registrant's former principal independent accountant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Minera Andes Inc.

Date:  July 26, 2001                    By: /s/ Allen Ambrose
                                            ------------------------------------
                                            Allen Ambrose
                                            President

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

Exhibit 16.01 Letter dated July 25, 2001, from the Registrant's former principal independent accountant.

                                                                   Exhibit 16.01

July 25, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Minera Andes Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated July 24, 2001. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

                                MINERA ANDES INC.

                               INSTRUMENT OF PROXY
                               -------------------

              FOR THE ANNUAL GENERAL MEETING OF COMMON SHAREHOLDERS

                                  June 7, 2002

The undersigned shareholder of Minera Andes Inc. (the "Corporation") hereby appoints Mr. Allen V.Ambrose, President and Director of the Corporation, or failing him Mr. Brian Gavin, Vice President, Exploration, of the Corporation, or instead of either of the foregoing _________________________, as proxyholder of the undersigned at the Annual General Meeting of Shareholders (the "Meeting"), to be held on Friday, June 7 2002 and at any adjournment or adjournments thereof, and at any ballot that may take place in consequence thereof to the same extent and with the same powers as if the undersigned were personally present at the Meeting with authority to vote at the said proxyholders' direction, except as otherwise specified below.

Without limiting the general powers hereby conferred, the undersigned hereby directs the said proxyholder to vote the common shares represented by this instrument of proxy in the following manner:

1.  FOR  [_]                          AGAINST  [_]

    Ordinary resolution setting the number of directors to be elected at six
    (6).

2.  FOR all nominees except as        WITHHOLD AUTHORITY
    marked to the contrary below. [_] to vote for all nominees listed below. [_]

    Instructions:  To withhold authority to vote for any individual, strike a line through the nominee's name below.

    Allen V. Ambrose, Gary A. Craig, Bonnie L. Kuhn, John Johnson Crabb, A.D. Drummond, Allan J. Marter

    The election of the directors for the ensuing year.

3.  FOR  [_]                          WITHHOLD  [_]

    Appointment of BDO Dunwoody LLP as Auditor for the ensuing year at a remuneration to be fixed by the directors.

4. At the discretion of the said proxyholder, upon any amendment or variation of the above matters or any other matter that may be properly brought before the Meeting or any adjournment thereof, in such manner as such proxy, in such proxyholder's sole judgment, may determine.

This Instrument of Proxy is solicited on behalf of the management of the Corporation. If this Instrument of Proxy is received, the shares it represents will be voted as the shareholder indicates above. If this Instrument of Proxy is received but no direction is given above, the shares will be voted in favour of the above matters.

Each shareholder has the right to appoint a proxyholder other than the persons designated above, who need not be a shareholder, to attend and act for him and on his behalf at the Meeting. To exercise such right, the names of the nominees of management should be crossed out and the name of the shareholder's appointee should be legibly printed in the blank space provided. Such shareholder should notify the nominee of his appointment, obtain his consent to act as proxy and should instruct him on how the shareholder's shares are to be voted.

This Instrument of Proxy must be dated and executed by the shareholder or dated and executed by the shareholder's attorney on behalf of the shareholder if such attorney is authorized, in writing, to do so. If executed by the shareholder's attorney, proof of written authorization must be attached to this Instrument of Proxy.

THE UNDERSIGNED HEREBY revokes any proxies previously given.

DATED this ______ day of ______________________, 2002.

                                        ________________________________________
                                        (signature of shareholder)

                                        ________________________________________
                                        (name of shareholder - Please Print)

                                        ________________________________________
                                        Number of Common Shares Held

                                        NOTES:

                                        1.  This Instrument of Proxy will not be
                                            valid and will not be acted upon or
                                            voted unless it is completed as out
                                            lined herein and delivered to the
                                            Corporation c/o the offices of the
                                            Computershare Trust Company of
                                            Canada, 6th Floor, Western Gas
                                            Tower, 530 - 8th Avenue S.W.,
                                            Calgary, Alberta, T2P 3S8, at least
                                            forty eight (48) hours, excluding
                                            Saturdays and holidays, before the
                                            time set for the Meeting or any
                                            adjournment thereof.
                                        2.  If the shareholder is an individual,
                                            this Instrument of Proxy must be
                                            executed by the shareholder or his
                                            attorney authorized in writing.
                                        3.  If the shareholder is a corporation,
                                            this Instrument of Proxy must be
                                            executed under corporate seal or by
                                            a duly authorized officer or
                                            attorney of the Corporation.
                                        4.  Persons signing as executors,
                                            administrators, trustees, etc.
                                            should so indicate and give their
                                            full title as such.

                             SUPPLEMENTARY MAIL LIST
                                   RETURN CARD

NOTE: If you wish to be included in the Supplementary Mailing List of Minera Andes Inc. in order to receive its interim financial statements for the ensuing year, please complete and return this card.

________________________________________________________________________________

TO:         Minera Andes Inc.
            3303 North Sullivan Road
            Spokane, Washington 99216
            U.S.A.

The undersigned certifies that the undersigned is the owner of securities of Minera Andes Inc. and requests that the undersigned be placed on the Supplementary Mailing List of Minera Andes Inc. for its interim financial statements for the ensuing year.

DATED: _______________________, 2002.      _____________________________________
                                           Name (please print)


                                           _____________________________________
                                           Address


                                           _____________________________________


                                           _____________________________________
                                           Signature


                                           ____________________________________
                                           Name and title of person signing if
                                           different from name above.